FIRST AMENDMENT TO RESTATED AGREEMENT OF
                      LIMITED PARTNERSHIP OF
                  SILVER CREEK/MHT LIMITED PARTNERSHIP

Reference is hereby made to the Restated Agreement of Limited Partnership of Silver Creek/MHT Limited Partnership, a
Michigan limited partnership (the "Partnership") dated as of July 15, 1997, by and among the undersigned individuals.

The purposes of this First Amendment are to provide for (i) the withdrawal of Boston Capital Corporate Tax Credit Fund IX, A Limited Partnership as limited partner in the Partnership, and
(ii) the admission of Boston Capital Tax Credit Fund IV L.P., a Delaware Limited Partnership as substitute limited partner.

Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Partnership
Agreement.

NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the parties agree as follows:

1.	Withdrawing Limited Partner.  Boston Capital Corporate
Tax Credit Fund IX, A Limited Partnership, hereby withdraws from the Partnership effective as of the date hereof and acknowledges that it no longer has any right, title or interest in the Partnership. The
Partnership hereby agrees to return its initial capital contribution.

2.	Substitute Limited Partner.  Boston Capital Tax Credit
Fund IV L.P., a Delaware limited partnership
("BCTCF IV"), is hereby admitted as a substitute limited partner to the Partnership and agrees to be bound by the terms and conditions of the Partnership
Agreement, effective as of the date hereof.

3.	General Partner Consent.  The General Partner of the
Partnership hereby consents to the admission of BCTCF IV as a limited partner of the Partnership.

4.	In all other respects the terms and conditions of the
Restated Agreement of
Limited Partnership remain in full force and effect and are
hereby ratified, 		confirmed and approved.


IN WITNESS WHEREOF, the parties hereby subscribe and certify as to the accuracy of this instrument as of February 20, 1998.

GENERAL PARTNER:                  WITHDRAWING LIMITED PARTNER:

MHT PROPERTIES XI, INC., a        BOSTON CAPITAL CORPORATE TAX
Michigan corporation              CREDIT FUND IX, A LIMITED
                                  PARTNERSHIP, a Massachusetts limited
                                  partnership, by its general partner, BCCTC
By:/s/Nicholas H. Faber, Jr.,     Associates IX Limited Partnership, a
	     Nicholas H. Faber, Jr.,     Massachusetts limited partnership, by its
      Vice President              general partner, BCCTC Associates IX L.L.C.,
	                                 a Massachusetts limited liability company, by
                                  its manager, BCCTC Associates IX, Inc., a
                                  Massachusetts corporation


                                  By:   /s/Bonnie Kate Fox
                                        Bonnie Kate Fox, as attorney-in-fact
                                        for John P. Manning, President


LIMITED PARTNER:

BOSTON CAPITAL TAX CREDIT
FUND IV L.P., a Delaware
limited partnership, by its
general partner, Boston
Capital Associates IV L.P.,
a Delaware limited
partnership, by its general
partner, C&M Associates
d/b/a Boston Capital
Associates, a Massachusetts
general partnership


By:    /s/Bonnie Kate Fox
      	Bonnie Kate Fox, as attorney-in-
       fact for John P. Manning,
       President